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                               CENTURA FUNDS, INC.
                               -------------------

                         SUPPLEMENT DATED MARCH 26, 2001
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 30, 2000

                 FOR THE CLASS A, CLASS B AND CLASS C SHARES OF
                          CENTURA LARGE CAP EQUITY FUND
                           CENTURA MID CAP EQUITY FUND
                          CENTURA SMALL CAP EQUITY FUND
                         CENTURA GOVERNMENT INCOME FUND
                           CENTURA QUALITY INCOME FUND
                      CENTURA NORTH CAROLINA TAX-FREE FUND
                                 (EACH A "FUND")

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

At a meeting held on February 21, 2001, the Board of Directors of Centura Funds, Inc. (the "Company") approved an Assumption Agreement (the "Assumption Agreement") between the Company, Centura Bank, each Fund's current investment adviser, and Glenwood Capital Management Company ("GCM"). GCM is a newly-formed, wholly-owned subsidiary of Centura Banks, Inc. ("Centura"), the parent company of Centura Bank.

The Assumption Agreement will become effective on the later of April 30, 2001 or the date on which the Securities and Exchange Commission approves GCM's application as a registered investment adviser. Pursuant to the Assumption Agreement, GCM will assume and perform all duties and obligations of Centura Bank under the Master Investment Advisory Contract between Centura Bank and the Company dated April 26, 1994 with no change to the fee rates payable by the Funds thereunder. As a result, GCM will succeed Centura Bank as each Fund's investment adviser. This restructuring is in response to certain changes in banking laws resulting from the Gramm-Leach-Bliley Act. TO THE KNOWLEDGE OF CENTURA BANK AND GCM, NO CHANGES TO THE FUNDS, INCLUDING THEIR KEY PERSONNEL AND MANAGEMENT STYLE, WILL OCCUR AS A RESULT OF THE ASSUMPTION AGREEMENT.